INTREPID CAPITAL MANAGEMENT FUNDS TRUST LOGO

Intrepid Capital Fund
Intrepid Small Cap Fund
Intrepid Income Fund
Intrepid All Cap Fund

Prospectus
January 28, 2009
(As Supplemented dated May 19, 2009)

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

Questions Every Investor Should Ask Before Investing in the Funds	1
Fees and Expenses of the Funds	7
Investment Objective	8
Principal Investment Strategies	8
Disclosure of Portfolio Holdings	9
Management of the Funds	9
Share Prices of the Funds	12
Purchasing Shares	13
Redeeming Shares	16
Exchanging Shares	19
Dividends, Distributions and Taxes	19
Financial Highlights	20
Privacy Policy	24

Intrepid Capital Management Funds Trust        1-866-996-FUND
3652 South Third Street              (Fund & Account Information)
Suite 200                           http://www.intrepidcapitalfunds.com
Jacksonville Beach, FL  32250

The Intrepid Capital Fund is a mutual fund seeking to provide long-term capital appreciation and high current income.

The Intrepid Small Cap Fund is a mutual fund seeking to provide long-term capital appreciation.

The Intrepid Income Fund is a mutual fund seeking to provide high current income and capital appreciation.

The Intrepid All Cap Fund is a mutual fund seeking to provide long-term capital appreciation.

Please read this Prospectus and keep it for future reference.  It contains important information, including information on how the Intrepid Capital Fund, the Intrepid Small Cap Fund, the Intrepid Income Fund and the Intrepid All Cap Fund (collectively, the “Funds”) invest and the services they offer to shareholders.

QUESTIONS EVERY INVESTOR SHOULD ASK
BEFORE INVESTING IN THE FUNDS

1.     What are each Fund’s Goals?

The Intrepid Capital Fund seeks long-term capital appreciation and high current income.

The Intrepid Small Cap Fund seeks long-term capital appreciation.

The Intrepid Income Fund seeks high current income and capital appreciation.

The Intrepid All Cap Fund seeks long-term capital appreciation.

2.     What are each Fund’s Principal Investment Strategies?

Intrepid Capital Fund

The Intrepid Capital Fund invests primarily in undervalued small and mid capitalization (i.e., less than $15 billion of market capitalization), common stocks and high yield securities.  The Intrepid Capital Fund believes a common stock is undervalued if the market value of the outstanding common stock is less than the intrinsic value of the company issuing the common stock.  Intrinsic value is the value that a knowledgeable private investor would place on the entire company.  The Intrepid Capital Fund seeks to invest in internally financed companies generating cash in excess of their business needs, with predictable revenue streams, and in industries with high barriers to entry.

The Intrepid Capital Fund’s investments in high yield securities will not be limited in duration, but typically will be in securities having a duration of two to six years at the time of purchase.  Duration is a measure of a debt security’s price sensitivity, taking into account a debt security’s cash flows over time.  For example, a security with a duration of five would likely drop five percent in value if interest rates rose one percentage point.

Additionally, the Intrepid Capital Fund’s investments in high yield securities will not be limited in credit rating, but typically will be in securities rated below-investment grade by a nationally recognized statistical rating agency.  The Intrepid Capital Fund believes that these securities may be attractively priced relative to their risk because many institutional investors do not purchase less than investment grade debt securities.

Intrepid Small Cap Fund

The Intrepid Small Cap Fund normally invests at least 80% of its net assets in common stocks of small capitalization companies.  (The Intrepid Small Cap Fund defines small capitalization companies to include companies within the capitalization ranges of the Russell 2000 Index, the S&P Small Cap Index or the Dow Jones Wilshire US Small Cap Index during the most recent 12 months.  For the 12 months ended December 31, 2008 the capitalization ranges were from $50 million to $5 billion.)  Like the Intrepid Capital Fund, the Intrepid Small Cap Fund invests in undervalued common stocks and believes a common stock is undervalued if the market value of the outstanding common stock is less than the intrinsic value of the company issuing the common stock.  Intrinsic value is the value that a knowledgeable private investor would place on the entire company.  The Intrepid Small Cap Fund seeks to invest in internally financed companies generating cash in excess of their business needs, with predictable revenue streams, and in industries with high barriers to entry.  In determining the presence of these factors, the Intrepid Small Cap Fund’s investment adviser reviews periodic reports filed with the Securities and Exchange Commission (“SEC”) as well as industry publications.  The Intrepid Small Cap Fund may engage in short-term trading.

Intrepid Income Fund

The Intrepid Income Fund primarily invests (up to 100% of its net assets) in high yield securities.  High yield securities typically pay high current interest.  They also offer the potential for capital appreciation when purchased at a discount to par value or when favorable company-specific events occur or changes in interest rates increase the price in the short-term.  Like the Intrepid Capital Fund, the Intrepid Income Fund’s investments in high yield securities will not be limited in duration, but typically will be in securities having a duration of two to six years at the time of purchase.  Duration is a measure of a debt security’s price sensitivity taking in to account a debt security’s cash flows over time.  For example, a security with a duration of five would likely drop five percent in value if interest rates rose one percentage point.  Also, like the Intrepid Capital Fund, the Intrepid Income Fund’s investments in high yield securities will not be limited in credit rating, but typically will be in securities rated below investment grade by a nationally recognized statistical rating agency.  The Intrepid Income Fund believes that these securities may be attractively priced relative to their risk because many institutional investors do not purchase less than investment grade debt securities.  When the spread between the interest rates earned on high yield securities and the interest rates earned on investment grade debt securities narrows, the Income Fund may invest in investment grade debt securities and money market instruments.  The investment grade debt securities in which the Income Fund invests typically will have a duration of two to six years.

Intrepid All Cap Fund

The Intrepid All Cap Fund normally invests at least 80% of its net assets in common stocks of companies of any size capitalization. Like the Intrepid Capital Fund and the Intrepid Small Cap Fund, the Intrepid All Cap Fund invests in undervalued common stocks and believes a common stock is undervalued if the market value of the outstanding common stock is less than the intrinsic value of the company issuing the common stock. Intrinsic value is the value that a knowledgeable private investor would place on the entire company. The Intrepid All Cap Fund seeks to invest in internally financed companies generating cash in excess of their business needs, with predictable revenue streams, and in industries with high barriers to entry. In determining the presence of these factors, the Intrepid All Cap Fund’s investment adviser reviews periodic reports filed with the SEC as well as industry publications.

3.     What are the Principal Risks of Investing in each Fund?

Investors in the Funds may lose money. There are risks associated with the types of securities in which the Funds invest. These risks include “Market Risk”, “Small-Cap Risk”, “Value Investing Risk”, “Non-Diversification Risk”, “Interest Rate Risk”, “Credit Risk,” “High Yield Risk” and “High Portfolio Turnover Risk”.  Each of the Funds has similar exposure to “Market Risk” and “Non-Diversification Risk”. Each of the Intrepid Capital Fund, the Intrepid Small Cap Fund and the Intrepid All Cap Fund has exposure to “Small Cap Risk” and “Value Investing Risk” with the Small Cap Fund having a somewhat greater exposure to “Small Cap Risk” because it invests a higher percentage of its net assets in common stocks of small capitalization companies.  Each of the Intrepid Capital Fund and the Intrepid Income Fund is subject to “Interest Rate Risk”, “Credit Risk” and “High Yield Risk”.

●  Market Risk: The prices of the securities in which each Fund invests may decline for a number of reasons.

●  Small-Capitalization Risk: Small companies often have narrower product lines and markets and more limited managerial and financial resources, and as a result may be more sensitive to changing economic conditions. Stocks of smaller companies are often more volatile and tend to have less trading volume than those of larger companies.  Less trading volume may make it more difficult to sell securities of smaller companies at quoted market prices.  Finally, there are periods when investing in small capitalization company stocks falls out of favor with investors and the stocks of smaller companies underperform.

●  Value Investing Risk:  A Fund may be wrong in its assessment of a company’s value or the market may not recognize improving fundamentals as quickly as the Fund anticipated.  In such cases, the stock may not reach the price that reflects the intrinsic value of the company.  There are periods when the value investing style falls out of favor with investors and in such periods a Fund may not perform as well as other mutual funds investing in common stocks.

●  Non-Diversification Risk:  Each Fund is a non-diversified fund.  As such, each may invest a greater portion of its assets in the securities of one issuer than a diversified fund.  Each Fund may be more sensitive to economic, business, political or other changes than a diversified fund, which may result in greater fluctuation in the value of the Fund’s shares.

●  Interest Rate Risk:  In general, the value of bonds and other debt securities falls when interest rates rise.  Longer term obligations are usually more sensitive to interest rate changes than shorter term obligations.  There have been extended periods of increases in interest rates that have caused significant declines in bond prices.

●  Credit Risk:  The issuers of the bonds and other debt securities held by the Fund may be unable to make interest or principal payments.  Even if these issuers are able to make interest or principal payments, they may suffer adverse changes in financial condition that would lower the credit quality of the security and lead to greater volatility in the price of the security.

●  High Yield Risk:  Investment in high yield securities can involve a substantial risk of loss. These securities, commonly called “junk bonds,” are rated below investment grade and considered to be speculative with respect to the issuer’s ability to pay interest and principal.  These securities are susceptible to default or decline in market value due to adverse economic and business developments.  High yield securities are generally much less liquid than investment grade debt securities and their market values tend to be very volatile.  In addition, high yield securities tend to have greater credit risk than investment grade securities.

●  High Portfolio Turnover Risk:  High portfolio turnover will produce higher transaction costs (such as brokerage commissions or markups or markdowns) which a Fund must pay, and will increase realized gains (or losses) to investors, which may lower a Fund's after-tax performance

Because of these risks, each Fund is a suitable investment only for those investors who have long-term investment goals. Prospective investors who are uncomfortable with an investment that will fluctuate in value should not invest in the Funds.

4.     How have the Funds Performed?

The following charts show how the Intrepid Capital Fund, the Intrepid Small Cap Fund, the Intrepid Income Fund and the Intrepid All Cap Fund have performed and provide some indication of the risks of investing in these Funds.    The bar chart shows the calendar year performance of each of the Funds.  The table below the Intrepid Capital Fund bar chart compares the performance of that Fund to the S&P 500 Index, Merrill Lynch High Yield Master II Index and two blended indexes.  The table below the Intrepid Small Cap Fund bar chart compares the performance of that Fund to the Russell 2000 Total Return Index.  The table below the Intrepid Income Fund compares the performance of that Fund to the Merill Lynch U.S. High Yield Master II Index  The table below the Intrepid All Cap Fund compares the performance of that Fund to the S&P 500 Index and the Russell 3000 Total Return Index.

Past performance, before and after taxes, does not indicate how the Funds will perform in the future.

Intrepid Capital Fund

Total Return per Calendar Year

Best Quarter	December 31, 2006	7.41%
Worst Quarter	December 31, 2008	(13.55)%

Average Annual Total Returns
(For the period ending December 31, 2008)
	1 Year	(Since the Fund’s Inception)*
Intrepid Capital Fund
Return Before Taxes	(16.70)%	(0.26)%
Return After Taxes on Distributions(1)	(17.44)%	(1.21)%
Return After Taxes on Distributions(1)
and Sale of Fund Shares	(10.25)%	(0.35)%
S&P 500 Index(2)	(37.00)%	(5.02)%
Merrill Lynch U.S. High Yield Master II Index(3)	(26.39)%	(3.64)%
Barclays Capital U.S. Government/Credit Index(4)	5.70%	4.75%
Merrill Combined Index(5)	(32.86)%	(4.42)%
Barclays Capital Combined Index(6)	(21.91)%	(0.97)%
*Inception date is January 3, 2005.

(1) After tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on your situation and may differ from those shown.  If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund’s other return figures.  Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or Individual Retirement Accounts (“IRAs”).
(2) The S&P 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.   The index does not reflect any deductions for fees, expenses or taxes.  A direct investment in an index is not possible.
(3) The Merrill Lynch U.S. High Yield Master II Index is Merrill Lynch's broadest high yield index, and as such is comparable with the broad indices published by other investment banks. The index return is found in the Wall Street Journal, making it very transparent for shareholders to compare the Fund to on a daily basis.  The index does not reflect any deductions for fees, expenses or taxes.  A direct investment in an index is not possible.
(4) The Barclays Capital U.S. Government/Credit Index is the non-securitized component of the U.S. Aggregate Index.  The Barclays Capital U.S. Government/Credit Index includes Treasuries, Government-Related Issues and USD Corporates.  A direct investment in an index is not possible.
(5) The Merrill Combined Index consists of an unmanaged portfolio of 60% common stocks represented by the S&P 500 Index and 40% bonds represented by the Merrill Lynch High Yield Master II Index.  A direct investment in an index is not possible.
(6) The Barclays Capital Combined Index consists of an unmanaged portfolio of 60% common stocks represented by the S&P 500 Index and 40% bonds represented by the Barclays Capital U.S. Government/Credit Index. A direct investment in an index is not possible.

Intrepid Small Cap Fund
Total Return per Calendar Year

Best Quarter	December 31, 2006	10.85%
Worst Quarter	March 31, 2008	(4.63%)

Average Annual Total Returns
(For the period ending December 31, 2008)
	1 Year	(Since the Fund’s Inception)*
Intrepid Small Cap Fund
Return Before Taxes	(7.12)%	5.64%
Return After Taxes on Distributions(1)	(7.44)%	5.02%
Return After Taxes on Distributions(1)
and Sale of Fund Shares	(4.23)%	4.62%
Russell 2000 Total Return Index(2)	(33.79)%	(7.48)%
*Inception date is October 3, 2005.
(1) After tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on your situation and may differ from those shown.  If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund’s other return figures.  Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or Individual Retirement Accounts (“IRAs”).
(2)  The Russell 2000 Total Return Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the Russell 3000 Index.  The index does not reflect any deductions for fees, expenses or taxes.  A direct investment in an index is not possible.

Intrepid Income Fund

Total Return per Calendar Year

Best Quarter	June 30, 2008	1.44%
Worst Quarter	December 31, 2008	(11.89)%

Average Annual Total Returns
(For the period ending December 31, 2008)
	1 Year	(Since the Fund’s Inception)*
Intrepid Income Fund
Return Before Taxes	(12.56)%	(8.02)%
Return After Taxes on Distributions(1)	(14.20)%	(9.73)%
Return After Taxes on Distributions(1)
and Sale of Fund Shares	(8.07)%	(7.67)%
Merrill Lynch U.S. High Yield Master II Index(2)	(26.39)%	(18.92)%
 *Inception date is July 2, 2007.
(1) After tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on your situation and may differ from those shown.  If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund’s other return figures.  Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or Individual Retirement Accounts (“IRAs”).
(2) The Merrill Lynch U.S. High Yield Master II Index is Merrill Lynch's broadest high yield index, and as such is comparable with the broad indices published by other investment banks. The index return is found in the Wall Street Journal, making it very transparent for shareholders to compare the Fund to on a daily basis.  The index does not reflect any deductions for fees, expenses or taxes.  A direct investment in an index is not possible.

Intrepid All Cap Fund

Total Return per Calendar Year

Best Quarter	September 30, 2008	(0.57)%
Worst Quarter	December 31, 2008	(17.56)%

Average Annual Total Returns
(For the period ending December 31, 2008)
	1 Year	(Since the Fund’s Inception)*
Intrepid All Capital Fund
Return Before Taxes	(23.84)%	(24.37)%
Return After Taxes on Distributions(1)	(23.86)%	(24.46)%
Return After Taxes on Distributions(1)
and Sale of Fund Shares	(15.46)%	(20.69)%
S&P 500 Index(2)	(37.00)%	(35.49)%
Russell 3000 Total Return Index	(37.31)%	(35.90)%
 *Inception date is October 31, 2007.
(1) After tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on your situation and may differ from those shown.  If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund’s other return figures.  Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or Individual Retirement Accounts (“IRAs”).
(2) The S&P 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.   The index does not reflect any deductions for fees, expenses or taxes.  A direct investment in an index is not possible.
(3)  Russell 3000 Total Return Index is a popular measure of stock performance.  It is comprised of the 3,000 largest U.S. companies based on stock market capitalization.  The index does not reflect any deductions for fees, expenses or taxes.  A direct investment in an index is not possible.

FEES AND EXPENSES OF THE FUNDS

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Funds.

SHAREHOLDER FEES (fees paid directly from your investment)	Intrepid Capital Fund	Intrepid Small Cap Fund	Intrepid Income Fund	Intrepid All Cap Fund

Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of offering price)	None	None	None	None
Maximum Deferred Sales Charge (Load)
(as a percentage of offering price)	None	None	None	None
Maximum Sales Charge (Load)
Imposed on Reinvested Dividends
and Distributions
(as a percentage of offering price)	None	None	None	None
Redemption Fee	2.00%(1)	2.00%(1)	2.00%(1)	2.00%(1)
Exchange Fee	None(1)	None(1)	None(1)	None(1)
ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)
Management Fees	1.00%	1.00%	0.75%	1.00%
Distributions and/or Service (12b-1) Fees	0.25%	0.25%	0.25%	0.25%
Other Expenses	0.54%	1.03%	0.61%	1.74%
Acquired Fund Fees and Expenses(2)	0.02%	0.02%	0.02%	0.02%

Total Annual Fund Operating Expenses	1.81%	2.30%	1.63%	3.01%
Recoupment (Fee Waiver/Expense	0.16%	(0.78)%	(0.36)%	(1.04)%
Reimbursement)
Net Annual Operating Expenses(3)	1.97%	1.52%	1.27%	1.97%

(1) If you redeem shares that you have owned less than 30 days, a 2.00% fee will be deducted from the value of your redemption proceeds.  This fee is payable to the Fund.  The 2.00% redemption fee does not apply to exchanges between Funds.   Although no sales loads or transaction fees are charged, you will be assessed a $15 fee for outgoing wire transfers, and $25 for returned checks and stop payment orders by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent.  Please note that this fee is subject to change.
(2) Acquired Fund Fees and Expenses are indirect fees and expenses that funds incur from investing in the shares of other mutual funds (“Acquired Fund(s)”).  Indirect fees and expenses represent a pro rata portion of the cumulative expenses charged by the Acquired Fund.  The Total Annual Fund Operating Expenses for the Intrepid Capital Fund, the Intrepid Small Cap Fund, the Intrepid Income Fund and the Intrepid All Cap Fund in the table above differ from the Ratio of Expenses to Average Net Assets found within the “Financial Highlights” section of this prospectus.  Without Acquired Fund Fees and Expenses, the Total Annual Fund Operating Expenses would have been 1.79%  for the Intrepid Capital Fund,  2.28% for the Intrepid Small Cap Fund, 1.61% for the Intrepid Income Fund and   2.99% for the Intrepid All Cap Fund, respectively.
(3) The Adviser has contractually agreed to reduce its fees and/or reimburse the Funds to the extent necessary to ensure that Net Annual Operating Expenses (excluding Acquired Fund Fees and Expenses) do not exceed 1.95% per year for the Intrepid Capital Fund and the Intrepid All Cap Fund, 1.25% for the Intrepid Income Fund, each through September 30, 2009, and do not exceed 1.50% per year for the Intrepid Small Cap Fund, through September 30, 2010.  The Adviser has the right to receive reimbursement for fee reductions and/or expense payments made in the prior three fiscal years provided that after giving effect to such reimbursement, Net Annual Operating Expenses (excluding Acquired Fund Fees and Expenses) do not exceed 1.95% of the Fund’s average daily net assets in the year of reimbursement for the Intrepid Capital Fund and the Intrepid All Cap Fund, 1.25% for the Intrepid Income Fund, and 1.50% for the Intrepid Small Cap Fund.

EXAMPLE

This Example is intended to help you compare the cost of investing in each Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in each Fund for the time periods indicated and then redeem all of your shares at the end of these periods.  The one year expense amount and the first year of the 3, 5 and 10 year expense amounts for each Fund reflect the “Net Annual Operating Expenses” of each Fund that result from the contractual fee waiver/expense reimbursement arrangement.  The second and later years of the 3, 5 and 10 year expense amounts for each Fund reflect the “Total Annual Fund Operating Expenses” of each Fund without the contractual fee waiver/expense reimbursement arrangement.  The Example also assumes that your investment has a five percent return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	One Year	Three Years	Five Years	Ten Years
Intrepid Capital Fund	$200	$585	$995	$2,140
Intrepid Small Cap Fund	$155	$644	$1,159	$2,575
Intrepid Income Fund	$129	$479	$853	$1,903
Intrepid All Cap Fund	$200	$833	$1,491	$3,254

INVESTMENT OBJECTIVE

The Intrepid Capital Fund seeks long-term capital appreciation and high current income, the Intrepid Small Cap Fund seeks long-term capital appreciation, the Intrepid Income Fund seeks high current income and capital appreciation and the Intrepid All Cap Fund seeks long-term capital appreciation. In order to provide a degree of flexibility, each Fund may change its investment objective without obtaining shareholder approval. Please remember that an investment objective is not a guarantee. An investment in each Fund may not appreciate and investors could lose money.

Each Fund may, in response to adverse market, economic or other conditions, take temporary defensive positions.  Typically these adverse conditions will result in a Fund having difficulty in finding qualifying investments.  A temporary defensive position means a Fund will invest some or all of its assets in money market instruments (like U.S. Treasury Bills, commercial paper or repurchase agreements).  A Fund may maintain a temporary defensive position until such time as it can find securities that meet its investment criteria.  This means a Fund will invest some or all of its assets in money market instruments (like U.S. Treasury Bills, commercial paper or repurchase agreements).  As a result, a Fund will not be able to achieve its investment objective of long-term capital appreciation to the extent it invests in money market instruments.  Each of the Intrepid Capital Fund and the Intrepid Income Fund will not be able to achieve its investment objective of high current income to the extent it invests in money market instruments since money market instruments usually have a lower yield than the high yield securities in which the Intrepid Capital Fund and the Intrepid Income Fund invest.  When each Fund is not taking a temporary defensive position, it will still hold some cash and money market instruments so that it can pay expenses, satisfy redemption requests or take advantage of investment opportunities.

The Intrepid Small Cap Fund has a non-fundamental investment policy to normally invest 80% of its net assets in common stocks of small capitalization companies and the Intrepid All Cap Fund has a non-fundamental policy to normally invest 80% of its net assets in common stocks.  Each of these Funds will provide a 60 day notice to its shareholders before implementing a change in policy.

PRINCIPAL INVESTMENT STRATEGIES

Common Stock Investments

Each of the Intrepid Capital Fund, the Intrepid Small Cap Fund and the Intrepid All Cap Fund typically will hold common stocks of approximately 25 to 100 different companies.  By limiting their holdings to a relatively small number of positions, these Funds will invest in only the best ideas of their investment adviser. However, this limitation may cause the performance of each Fund to be more volatile as each position is likely to have a more meaningful impact on performance than if the Fund had invested in a greater number of securities.

        Each Fund typically will hold a position until either the price reaches the target valuation level or the Fund determines that the price is unlikely to reach that level.  Each Fund may hold stocks for several years or longer, if necessary.

High Yield Security Investments

The Intrepid Capital Fund will typically hold high yield securities of approximately 10-40 companies with approximately 20% to 60% of the Intrepid Capital Fund’s total assets held in such high yield securities.  The Intrepid Income Fund typically will hold high yield securities of approximately 10-40 companies.  These Funds normally will not purchase high yield securities that are not rated at least “CCC” by Standard & Poor’s®  (“S&P®”) or at least “Caa” by Moody’s Investors Service®, Inc. (“Moody’s”), and will not continue to hold high yield securities that have received a credit downgrade unless the security is rated either at least “C” by S&P® or at least “C” by Moody’s.  Notwithstanding the foregoing, the Intrepid Income Fund may purchase securities in default if it believes the default will be cured and the Intrepid Capital Fund may purchase securities in default if it believes the default will be cured or in situations where the Intrepid Capital Fund believes it is more appropriate to evaluate the security as if it were an equity investment.

    The investments of the Intrepid Capital Fund and the Intrepid Income Fund in high yield securities are a means of attempting to achieve returns that exceed those of five-year treasury securities.  In purchasing high yield securities, these Funds examine the universe of all high yield corporate bonds seeking those that are attractively priced relative to their risk.  In assessing risk these Funds independently assess many of the same factors considered by S&P and Moody’s.  In evaluating price the Funds typically consider the lowest possible yield that could be realized in owning the security, assuming it does not default.  These Funds often purchase high yield securities shortly after a credit downgrade to less than investment grade.  At such times, many institutional investors may be required to sell such securities creating a selling demand that might result in more attractive pricing.  Each of these Funds will sell a high yield security if the yield no longer compensates owners for the risks of holding the security or if other securities are more attractively priced relative to their risk.  The former might occur if the credit weakens and the latter might occur if the issuer’s business outlook improves and the security’s yield declines.

DISCLOSURE OF PORTFOLIO HOLDINGS

A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the Funds’ Statement of Additional Information (“SAI”).

MANAGEMENT OF THE FUNDS

Intrepid Capital Management, Inc. (the “Adviser”), located at 3652 South Third Street, Suite 200, Jacksonville Beach, Florida 32250, is the investment adviser for the Funds.  The Adviser has been conducting an investment advisory business since 1994.  Its clientele historically and primarily consists of high net-worth individuals.  As of December 31, 2008, the Adviser had approximately $327 million in assets under management.

Under an investment advisory agreement, the Trust, on behalf of the Intrepid Capital Fund, compensates the Adviser at an annualized rate of 1.00% on the first $500 million of average daily net assets and 0.80% on the Fund’s average daily net assets in excess of $500 million.

Under an investment advisory agreement, the Trust, on behalf of the Intrepid Small Cap Fund, compensates the Adviser at an annualized rate of 1.00% of the Fund’s average daily net assets.

Under an investment advisory agreement, the Trust, on behalf of the Intrepid Income Fund, compensates the Adviser at an annualized rate of 0.75% of the Fund’s average daily net assets.

Under an investment advisory agreement, the Trust, on behalf of the Intrepid All Cap Fund, compensates the Adviser at an annualized rate of 1.00% on the first $500 million of average daily net assets and 0.80% on the Fund’s average daily net assets in excess of $500 million.

A discussion regarding the basis for the Board of Trustee’s approval of the Intrepid Capital Fund’s investment advisory agreement and the Intrepid Small Cap Fund’s investment advisory agreement is available in the Semi-Annual Report to Shareholders for the period ended March 31, 2008.  A discussion regarding the basis for the Board of Trustee’s approval of the Intrepid Income Fund’s investment advisory agreement is available in the Annual Report to Shareholders for the period ending September 30, 2007.  A discussion regarding the basis for the Board of Trustee’s approval of the Intrepid All Cap Fund’s investment advisory agreement will be available in the Semi-Annual Report to Shareholders for the period ending March 31, 2009.

As investment adviser, the Adviser manages the investment portfolio of each Fund. The Adviser decides which securities to buy and sell.  All of the investment decisions by the Adviser for the Intrepid Capital Fund and the Intrepid Income Fund are made by a team of three investment professionals led by Mark Travis.  Mr. Travis is a founder and has been the President of the Adviser since 1994.  All of the investment decisions by the Adviser for the Intrepid Small Cap Fund and the Intrepid All Cap Fund are made by the same team of professionals led by Eric Cinnamond with respect to the Intrepid Small Cap Fundand Gregory Estes with respect to the Intrepid All Cap Fund.  Mr. Cinnamond has been the Vice President/Director of Research of the Adviser since 1998.  Mr. Estes has been a Vice President and portfolio manager for the Adviser since 2000.  With respect to each of the Funds, the lead member of the team makes the final investment decisions based on the information team members provide.  Team members may also execute decisions of the lead member.

The Funds’ SAI provides additional information about the compensation of each member of the investment teams, other accounts managed by them and their ownership of shares of the Funds.

Historical Performance of Other Accounts Managed by the Adviser

The Adviser has managed portfolios similar to the Intrepid Capital Fund (“Balanced Accounts”), Intrepid Small Cap Fund (“Small Cap Accounts”), the Intrepid Income Fund (“High Yield Accounts”) and the Intrepid All Cap Fund (“Equity Accounts”).  The Balanced Accounts include all portfolios managed by the Adviser with objectives, strategies and policies substantially similar to those employed by the Intrepid Capital Fund.  The Small Cap Accounts include all portfolios managed by the Adviser with objectives, strategies and policies substantially similar to those employed by the Small Cap Fund.  The High Yield Accounts include all portfolios managed by the Adviser with objectives, strategies and policies substantially similar to those employed by the Income Fund.  The Equity Accounts include all portfolios managed by the Adviser with objectives, strategies and policies similar to those employed by the All Cap Fund.    The data is provided to illustrate the past perfomance of the Adviser in managing substantially similar accounts as measured against specified market indices.  The following performance data is historical and investors should not consider this performance data as an indication of the future performance of the Funds.  Investors should not rely on the historical performance data when making an investment decision.

All returns are time-weighted total rate of return and include the reinvestment of dividends and interest.  The performance data for each of the Balanced Accounts, Small Cap Accounts, High Yield Accounts and Equity Accounts is net of investment advisory fees and expenses.  The fees and expenses of the Balanced Accounts were less than the annual expenses of the Intrepid Capital Fund.  The fees and expenses of the Small Cap Accounts were less than the annual expenses of the Small Cap Fund.  The fees and expenses of the High Yield Accounts were less than the estimated annual expenses of the Income Fund.  The fees and expenses of the Equity Accounts were less than the estimated annual expenses of the All Cap Fund.  The performance of each of the Balanced Accounts, Small Cap Accounts, High Yield Accounts and Equity Accounts would have been lower had they incurred higher fees and expenses.  None of the Balanced Accounts, the Small Cap Accounts, the High Yield Accounts or the Equity Accounts were subject to certain investment limitations, diversification requirements and other restrictions imposed by the Investment Company Act of 1940 and Subchapter M of the Internal Revenue Code.  Consequently, the performance results of the Balanced Accounts, Small Cap Accounts, High Yield Accounts and Equity Accounts could have been adversely affected if such accounts had been regulated as investment companies under the federal securities law.

The performance information for the indices is based on data supplied by the Adviser or from statistical services, reports or other sources that the Adviser believes are reliable, but such data has not been audited.  For the calendar years 2006 through 2007, ACA Compliance Group Beacon Verification Services performed a firm-wide verification of the Adviser to ensure that the Adviser complied with all the composite construction requirements of GIPS and designed its processes and procedures used to calculate and present performance results in compliance with GIPS.  GIPS is a set of standards promulgated by the CFA Institute, a global non-profit membership and education organization that, among other things, has formulated a set of performance presentation standards for investment advisers.  The GIPS performance presentation standards are intended to promote full and fair presentations by investment advisers of their performance results, and ensure uniformity in reporting so that performance results of investment advisers are directly comparable.  The CFA Institute has not been involved in the preparation or review of this information in this prospectus.

Annual Rate of Return
Years Ended December 31,	1999	2000	2001	2002	2003
Intrepid Capital Fund	n/a	n/a	n/a	n/a	n/a
Balanced Accounts Composite(1)	2.81%	8.91%	12.50%	(0.50)%	22.93%
S&P 500® Index(2)	21.03%	(9.15)%	(11.91)%	(22.15)%	28.62%
Merrill Lynch High Yield
Master II Index(3)	2.51%	(5.12)%	4.48%	(1.89)%	28.15%
Combined Index(4)	13.45%	(7.30)%	(5.33)%	(14.27)%	28.60%

Intrepid Small Cap Fund	n/a	n/a	n/a	n/a	n/a
Small Cap Accounts Composite(5)	(8.56)%	17.93%	20.53%	8.79%	16.91%
Russell 2000® Total Return Index(6)	21.26%	(3.02)%	2.49%	(20.48)%	47.25%
High Yield Accounts Composite(7)	n/a	1.11%	18.13%	4.67%	26.21%
Merrill Lynch High Yield
Master II Index(3)	2.51%	(5.12)%	4.48%	(1.89)%	28.15%
Equity Accounts Composite(8)	(1.40)%	13.02%	14.55%	(6.09)%	19.47%
S&P 500® Index(2)	21.03%	(9.15)%	(11.91)%	(22.15)%	28.62%
Russell 3000® Index(9)	20.89%	(7.48)%	(11.43)%	(21.54)%	31.06%

Years Ended December 31,	2004	2005	2006	2007	2008
Intrepid Capital Fund	n/a	n/a	15.32%	4.88%	(16.70)%
Balanced Accounts Composite(1)	11.56%	1.18%	12.18%	1.26%	(17.04)%
S&P 500® Index(2)	10.92%	4.88%	15.80%	5.49%	(37.00)%
Merrill Lynch High Yield
Master II Index(3)	10.87%	2.74%	11.77%	2.19%	(26.39)%
Combined Index(4)	10.97%	4.06%	14.19%	4.21%	(32.86)%

Intrepid Small Cap Fund	n/a	n/a	14.59%	10.40%	(7.12)%
Small Cap Accounts Composite(5)	12.82%	3.38%	11.44%	7.96%	(7.10)%
Russell 2000® Total Return Index(6)	18.33%	4.55%	18.37%	(1.57)%	(33.79)%

Intrepid Income Fund	n/a	n/a	n/a	n/a	(12.56)%
High Yield Accounts Composite(7)	10.44%	(0.66)%	9.03%	3.31%	(9.16)%
Merrill Lynch High Yield
Master II Index(3)	10.87%	2.74%	11.77%	2.19%	(26.39)%

Intrepid All Cap Fund	n/a	n/a	n/a	n/a	(23.84)%
Equity Accounts Composite(8)	13.26%	2.79%	14.66%	0.07%	(20.89)%
S&P 500® Index(2)	10.92%	4.88%	15.80%	5.49%	(37.00)%
Russell 3000® Index(9)	11.95%	6.15%	15.81%	5.14%	(37.31)%

(1)  Rates of return are shown net of management fees.  The annual rate of return for 1999-2008 before management fees was 3.81%, 10.01%, 13.98%, 0.82%, 24.49%, 12.94%, 2.41%, 13.55%, 2.43% and (16.02)%, respectively.
(2)  The S&P 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.   The index does not reflect any deductions for fees, expenses or taxes.  A direct investment in an index is not possible.
(3) The Merrill Lynch U.S. High Yield Master II Index is Merrill Lynch's broadest high yield index, and as such is comparable with the broad indices published by other investment banks. The index return is found in the Wall Street Journal, making it very transparent for shareholders to compare the Fund to on a daily basis.  The index does not reflect any deductions for fees, expenses or taxes.  A direct investment in an index is not possible.
(4)  The Combined Index consists of an unmanaged portfolio of 60% common stocks represented by the S&P® 500 Index and 40% bonds represented by the Merrill Lynch High Yield Master II Index.
(5)  Rates of return are shown net of management fees.  The annual rate of return for 1999-2008 before management fees was (7.97)%, 18.82%, 21.65%, 9.91%, 18.23%, 14.12%, 4.60%,  12.76%, 9.15% and (6.06)%, respectively.
(6) The Russell 2000 Total Return Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the Russell 3000 Index.  The index does not reflect any deductions for fees, expenses or taxes.  A direct investment in an index is not possible.
(7)  Rates of return are shown net of management fees.  The annual rate of return for 2000-2008 before management fees were 2.16%, 18.76%, 5.46%, 27.16%, 11.27%, 0.09%,  9.85%,d 4.09% and (8.48)%, respectively.
(8)  Rates of return are shown net of management fees.  The annual rate of return for 1999-2008 before management fees were (0.41)%, 13.97%, 15.82%, (4.90)%, 20.98%, 14.69%, 4.09%,  16.10% , 1.33% and (19.89)%, respectively.
(9)  The Russell 3000® Index is a popular measure of stock performance.  It is comprised of the 3,000 largest U.S. companies based on stock market capitalization.

SEC Annualized Total Returns

(For the Periods Ending December 31, 2008)
	One Year	Five Years	Ten Years
Intrepid Capital Fund	(16.70)%	n/a	n/a
Balanced Accounts Composite	(17.04)%	1.24%	5.06%
S&P 500® Index	(37.00)%	(2.19)%	(1.38)%
Merrill Lynch High Yield Master II Index	(26.39)%	(0.86)%	2.04%
Combined Index	(32.86)%	(1.60)%	0.14%

	One Year	Five Years	Ten Years
Intrepid Small Cap Fund	(7.12)%	n/a	n/a
Small Cap Accounts Composite	(7.10)%	5.45%	7.98%
Russell 2000® Index	(33.79)%	(0.93)%	3.02%

	One Year	Five Years	Since the Inception Date of the Income Accounts Composite (April 30, 1999)
Intrepid Income Fund	(12.56)%	n/a	n/a
High Yield Accounts Composite	(9.16)%	2.34%	5.87%
Merrill Lynch High Yield Master II Index	(26.39)%	(0.86)%	2.42%

	One Year	Five Years	Ten Years
Intrepid All Cap Fund	(23.84)%	n/a	n/a
Equity Accounts Composite	(20.89)%	1.11%	4.23%
S&P 500® Index	(37.00)%	(2.19)%	(1.38)%
Russell 3000® Index	(37.31)%	(1.95)%	(0.80)%

Please remember that performance may not be an indication of future rate of return.  Investors should consider qualitative circumstances when comparing investment returns and should only compare portfolios with generally similar investment objectives.

SHARE PRICES OF THE FUNDS

The price at which investors purchase shares of each Fund and at which shareholders redeem shares of each Fund is called its net asset value (“NAV”).  Each Fund normally calculates its NAV as of the close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern time) on each day the NYSE is open for trading.  The NYSE is closed on national holidays, Good Friday and weekends.  Each Fund calculates its NAV based on the market prices of the securities (other than money market instruments) it holds. Each Fund values most money market instruments it holds at their amortized cost.  They value securities and other assets for which market quotations are not readily available or reliable by appraisal at their fair value as determined in good faith by the Adviser under procedures established by and under the general supervision and responsibility of the Funds’ Board of Trustees.

Fair Value Pricing

The fair value of a security is the amount which a Fund might reasonably expect to receive upon a current sale.  The fair value of a security may differ from the last quoted price and a Fund may not be able to sell the security at the fair market value.  Market quotations may not be available, for example if trading in particular securities was halted during the day and not resumed prior to the close of trading on the NYSE.  Market quotations of debt securities and equity securities not traded on a securities exchange may not be reliable if the securities are thinly traded.  Market quotations of foreign securities may not be reliable if events or circumstances that may affect the value of portfolio securities occur between the time of the market quotations and the close of trading on the NYSE.

Good Order

The Funds will process purchase orders and redemption orders that they receive in good order prior to the close of regular trading on a day that the NYSE is open at the NAV determined later that day.  They will process purchase orders and redemption orders that they receive in good order after the close of regular trading at the NAV determined at the close of regular trading on the next day the NYSE is open.  An investor’s purchase order or redemption request will be considered in good order if the letter of instruction includes the name of the Fund, the dollar amount or number of shares to be purchased or redeemed, the signature of all registered shareholders, including a signature guarantee when required, and the account number.  If an investor sends a purchase order or redemption request to the Funds’ corporate address, instead of to its transfer agent, the Funds will forward it to the transfer agent and the effective date of the purchase order or redemption request will be delayed until the purchase order or redemption request is received by the transfer agent.

Distribution Fees

The Funds have adopted a distribution plan pursuant to Rule 12b-l under the Investment Company Act.  This Plan allows each Fund to use up to 0.25% of its average daily net assets to pay sales, distribution and other fees for the sale of its shares and for services provided to investors.  Because these fees are paid out of the Funds’ assets, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

PURCHASING SHARES

How to Purchase Shares from the Funds

1.	Read this Prospectus carefully.

2.	Determine how much you want to invest keeping in mind the following minimums:

a. New accounts
● Individual Retirement Accounts	$2,500
● All other Accounts	$2,500
● with automatic investment plan	$2,500

b. Existing accounts
● Dividend reinvestment	No Minimum
● All other investments	$100
● with automatic investment planMinimum monthly draw of	$100

       3.   Complete the New Account Application accompanying this Prospectus, carefully following the instructions.  For additional investments, complete the remittance form attached to your individual account statements.  (The Funds have additional New Account Applications and remittance forms if you need them.)  If you have any questions, please call 1-866-996-FUND.

       4.  Make your check payable to the Fund you are purchasing. All checks must be in U.S. dollars drawn on U.S. banks. The Funds will not accept payment in cash or money orders. The Funds also do not accept cashiers checks in amounts of less than $10,000.  Also, to prevent check fraud, the Funds will not accept third party checks, U.S. Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares.  The Funds are unable to accept post dated checks, post dated on-line bill pay checks, or any conditional order of payment.  U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent, (“USBFS” or “Transfer Agent”), will charge a $25 fee against a shareholder’s account for any payment check, automatic investment purchase or electronic funds transfer returned for any reason.  The shareholder will also be responsible for any losses suffered by a Fund as a result.

       5.     Send the application and check to:

BY FIRST CLASS MAIL:
Intrepid Capital Management Funds Trust
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI  53201-0701

BY OVERNIGHT DELIVERY SERVICE OR EXPRESS MAIL:
Intrepid Capital Management Funds Trust
c/o U.S. Bancorp Fund Services, LLC
615 East Michigan Street, 3rd Floor
Milwaukee, WI  53202-5207

Please do not send letters by overnight delivery service or express mail to the post office box address.

Making an Initial Investment by Wire

If you wish to open an account by wire, please contact the Funds’ Transfer Agent, at 1-866-996-FUND before you wire funds to make arrangements with a telephone service representative. The Funds’ Transfer Agent will require you to complete an account application which you may mail or send by overnight delivery service to the transfer agent.  Upon receipt of your completed account application, the Funds’ Transfer Agent will establish an account and an account number for you.  You may then instruct your bank to wire transfer your investment as set forth below.

Making a Subsequent Investment by Wire

To make a subsequent investment by wire, please contact the Funds’ Transfer Agent, at 1-866-996-FUND before you send your wire.  This will alert the Funds to your intention and will ensure proper credit when your wire is received. Instruct your bank to wire transfer your investment to:

U.S. Bank, N.A.
777 East Wisconsin Avenue
Milwaukee, WI  53202
ABA #075000022

For credit to U.S. Bancorp Fund Services, LLC
Account #112-952-137

For further credit to:
(name of Intrepid Fund)
(your name and account number)

Please remember that U.S. Bank, N.A. must receive your wired funds prior to the close of regular trading on the NYSE for you to receive same day pricing. The Funds and U.S. Bank, N.A. are not responsible for the consequences of delays resulting from the banking or federal reserve wire system, or from incomplete wiring instructions.

Purchasing Shares From Other Servicing Agents

Some broker-dealers may sell shares of the Funds.  These broker-dealers may charge investors a fee either at the time of purchase or redemption.  The fee, if charged, is retained by the broker-dealer and not remitted to the Funds or the Adviser. Some broker-dealers may purchase and redeem shares on a three day settlement basis.

The Funds may enter into agreements with broker-dealers, financial institutions or other service providers (“Servicing Agents”) that may include the Funds as an investment alternative in the programs they offer or administer.  Servicing Agents may:

● Become shareholders of record of the Funds.  This means all requests to purchase additional shares and all redemption requests must be sent through the Servicing Agents. This also means that purchases made through Servicing Agents are not subject to the Funds’ minimum purchase requirements.

● Use procedures and impose restrictions that may be in addition to, or different from, those applicable to investors purchasing shares directly from the Funds.

● Charge fees to their customers for the services they provide them. Also, the Funds and/or the Adviser may pay fees to Servicing Agents to compensate them for the services they provide their customers.

● Be allowed to purchase shares by telephone with payment to follow the next day. If the telephone purchase is made prior to the close of regular trading on the NYSE, it will receive same day pricing.

● Be authorized to accept purchase orders on behalf of the Funds (and designate other Servicing Agents to accept purchase orders on the Funds’ behalf).  If the Funds have entered into an agreement with a Servicing Agent pursuant to which the Servicing Agent (or its designee) has been authorized to accept purchase orders on the Funds’ behalf, then all purchase orders received in good order by the Servicing Agent (or its designee) before 4:00 p.m. Eastern time will receive that day’s NAV, and all purchase orders received in good order by the Servicing Agent (or its designee) after 4:00 p.m. Eastern time will receive the next day’s NAV.

If you decide to purchase shares through Servicing Agents, please carefully review the program materials provided to you by the Servicing Agent.  When you purchase shares of the Funds through a Servicing Agent, it is the responsibility of the Servicing Agent to place your order with the Funds on a timely basis.  If the Servicing Agent does not, or if it does not pay the purchase price to the Funds within the period specified in its agreement with the Funds, it may be held liable for any resulting fees or losses.

Telephone Purchases

The telephone purchase option allows investors to make subsequent investments directly from a bank checking or savings account.  To establish the telephone purchase option for your account, complete the appropriate section in the New Account Application.  Only bank accounts held at domestic financial institutions that are Automated Clearing House (“ACH”) members may be used for telephone transactions.  This option will become effective approximately 15 business days after the application form is received by the Funds’ Transfer Agent.  Purchases must be in amounts of $100 or more and may not be used for initial purchases of the Funds’ shares.  Your shares will be purchased at the NAV determined at the close of regular trading on the day your order is received.  Telephone purchases may be made by calling 1-866-996-FUND.

Other Information about Purchasing Shares of the Funds

The Funds may reject any purchase order for any reason.  The Funds will not accept initial purchase orders made by telephone unless they are from a Servicing Agent which has an agreement with the Funds.

The Funds will not issue certificates evidencing shares, although it will send investors a written confirmation for all purchases of shares.

The Funds offer an Automatic Investment Plan (“AIP”) allowing shareholders to make purchases of shares on a regular and convenient basis.  The minimum purchase for an AIP is $100.  You may select the day of the month on which you would like your automatic investment to occur.  To establish an AIP, please complete the appropriate section of the New Account Application or submit a written letter of instruction to the transfer agent.  The first AIP purchase will take place no earlier than 15 days after the transfer agent has received your request  The AIP may be modified or terminated by the Funds at any time. Investors should submit modifications or terminations by calling 1-866-996-FUND five days prior to effective date. Please call if you have any additional questions about establishing an AIP.

If you have elected an AIP, wire redemption, electronic funds transfer (“EFT”) purchases, EFT redemptions or a systematic withdrawal plan (see “Other Redemption Considerations” below), please include (attach) a voided check with your application.  We are unable to debit or credit mutual fund or pass-through accounts.  Please contact your financial institution to determine if it participates in the ACH system.

The Funds also offer the following retirement plans:

●  Traditional Individual Retirement Account (“IRA”)
●  Roth IRA
●  SEP-IRA
●  SIMPLE-IRA
●  Coverdell Education Savings Account

Investors can obtain further information about the automatic investment plan and the IRAs by calling the Funds at 1-866-996-FUND. The Funds recommend that investors consult with a competent financial and tax advisor regarding any IRA before investing through them.

Shares of the Funds have not been registered for sale outside of the United States.  The Funds generally do not sell shares to investors residing outside the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses.

Anti-Money Laundering Compliance

The Funds and its distributors are required to comply with various anti-money laundering laws and regulations. Consequently, the Funds or the Funds’ distributors may request additional information from you to verify your identity and source of funds.

In compliance with the USA Patriot Act of 2001, please note that the Funds’ Transfer Agent, will verify certain information on your New Account Application as part of the Funds’ anti-money laundering program. As requested on the New Account Application, you must supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing only a P.O. Box will not be accepted. Please contact the transfer agent at 1-866-996-FUND if you need additional assistance completing your New Account Application.

If the Funds or the Funds’ distributors do not have reasonable belief of the identity of a customer, the account will be rejected or the customer will not be allowed to perform a transaction on the account until clarifying information is received.  The Funds also reserve the right to close an account within five business days if clarifying information or documentation is not received.  If at any time the Funds believe an investor may be involved in suspicious activity or if certain account information matches information on government lists of suspicious persons, it may choose not to establish a new account or may be required to “freeze” a shareholder’s account.  It also may be required to provide a governmental agency or another financial institution with information about transactions that have occurred in a shareholder’s account or to transfer monies received to establish a new account, transfer an existing account or transfer the proceeds of an existing account to a governmental agency. In some circumstances, the law may not permit the Funds or its distributors to inform the shareholder that it has taken the actions described above.

Householding

To reduce expenses, we may mail only one copy of the Funds’ prospectus and each annual and semi-annual report to those addresses shared by two or more accounts.  If you wish to receive individual copies of these documents, please call us at 1-866-996-FUND. We will begin sending you individual copies 30 days after receiving your request.

REDEEMING SHARES

How to Sell Shares by Mail

1. Prepare a letter of instruction containing:

●  The name of the Fund(s);

●  Account number(s);

●  The amount of money or number of shares being redeemed;

●  The name(s) on the account;

●  Daytime phone number; and

●  Additional information that the Funds may require for redemptions by corporations, executors, administrators, trustees, guardians, or others who hold shares in a fiduciary or representative capacity.  Please contact the Funds’ Transfer Agent, in advance, at 1-866-996-FUND if you have any questions.

2. Sign the letter of instruction exactly as the shares are registered.  Joint ownership accounts must be signed by all owners.

3. Have the signatures guaranteed in the following situations:

●  If a change of address was received by the Transfer Agent within the last 30 days;

●  The redemption request is in excess of $100,000;

●  When redemption proceeds are sent or payable to any person, address or bank account not on record;

●  When establishing or modifying certain services on an account;

●  If ownership is changed on your account;

●  There are other unusual situations as determined by the Funds’ Transfer Agent.

Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program.  A notarized signature is not an acceptable signature guarantee.

4. Send the letter of instruction to:

BY FIRST CLASS MAIL:

Intrepid Capital Management Funds Trust
c/o U.S. Bancorp Fund Services, LLC
Shareholder Services Center
P.O. Box 701
Milwaukee, WI  53201-0701

BY OVERNIGHT DELIVERY SERVICE OR EXPRESS MAIL:

Intrepid Capital Management Funds Trust
c/o U.S. Bancorp Fund Services, LLC
3rd Floor
615 East Michigan Street
Milwaukee, WI  53202-5207

Please do not send letters of instruction by overnight delivery service or express mail to the post office box address.

How to Sell Shares by Telephone

1 .Instruct the Funds’ Transfer Agent, that you want the option of redeeming shares by telephone ($100 minimum).  This can be done when completing the New Account Application.  If you have already opened an account, you may write to USBFS requesting this option.  When you do so, please sign the request exactly as your account is registered.  Your request may also require the signatures guaranteed.  Shares held in individual retirement accounts cannot be redeemed by telephone.

2. Assemble the same information that you would include in the letter of instruction for a written redemption request.

3. Call USBFS at 1-866-996-FUND. Please do not call the Funds or the Adviser.

4. Once a telephone transaction has been placed, it cannot be canceled or modified.

How to Sell Shares through Servicing Agents

If your shares are held by a Servicing Agent, you must redeem your shares through the Servicing Agent. Contact the Servicing Agent for instructions on how to do so.

Redemption Price

The redemption price per share you receive for redemption requests is the next determined NAV after:

●  USBFS receives your written request in good order with all required information; or

●  USBFS receives your authorized telephone request in good order with all required information.

If the Funds have entered into an agreement with a Servicing Agent pursuant to which the Servicing Agent (or its designee) has been authorized to accept redemption requests on behalf of the Funds, then all redemption requests received in good order by the Servicing Agent (or its designee) before 4:00 p.m. Eastern time will receive that day’s NAV, and all redemption requests received in good order by the Servicing Agent (or its designee) after 4:00 p.m. Eastern time will receive the next day’s NAV.

Payment of Redemption Proceeds

●  For those shareholders who redeem shares by mail, USBFS will mail a check in the amount of the redemption proceeds no later than the seventh day after it receives the redemption request in good order with all required information.

●  For those shareholders who redeem by telephone, USBFS will either mail a check in the amount of the redemption proceeds no later than the seventh day after it receives the redemption request in good order, or transfer the redemption proceeds to your designated bank account if you have elected to receive redemption proceeds by wire.  USBFS generally wires redemption proceeds on the business day following the calculation of the redemption price.  There is a $15 fee for each wire transfer.  Proceeds may also be sent to a predetermined bank account by EFT through the ACH network if the shareholder’s financial institution is a member.  There is no charge to have proceeds sent via ACH, however, funds are typically credited within two days after redemption.  However, the Funds may direct USBFS to pay the proceeds of a telephone redemption on a date no later than the seventh day after the redemption request.

●  For those shareholders who redeem shares through Servicing Agents, the Servicing Agent will transmit the redemption proceeds in accordance with its redemption procedures.

Other Redemption Considerations

The Funds offer a Systematic Withdrawal Plan (“SWP”) whereby shareholders may request that a check be drawn in a particular amount be sent to them each month, calendar quarter, or annually.  Payment can be made by sending a check to your address of record, or funds may be sent directly to your pre-determined bank account via the ACH network.  To establish a SWP, your account must have a value of at least $10,000, and the minimum amount that may be withdrawn each month, quarter or year is $100.  The SWP may be terminated or modified by the Funds at any time.  The shareholder should submit any termination or modification to the transfer agent five days prior to effective date.  To establish a SWP, please complete the appropriate section of the New Account Application or submit a written letter of instruction to the transfer agent. A signature guarantee may be required. Your withdrawals may, over time, deplete your original investment—or exhaust it entirely if you make large and frequent withdrawals.  Please call 1-866-996-FUND if you have additional questions about establishing a SWP.

When redeeming shares of the Funds, shareholders should consider the following:

●  The redemption may result in a taxable gain.

●  Shareholders who redeem shares held in an IRA must indicate on their redemption request whether or not to withhold federal income taxes.  If not, these redemptions will be subject to federal income tax withholding.

●  As permitted by the Investment Company Act, the Funds may delay the payment of redemption proceeds for up to seven days in all cases.

●  If you purchased shares by check or EFT, the Funds may delay the payment of redemption proceeds until it is reasonably satisfied the check or transfer of funds have cleared (which may take up to 10 days from the date of purchase).

●  USBFS will send the proceeds of redemptions to an address or account other than that shown on its records only if the shareholder has sent in a written request with signatures guaranteed.

●  The Funds reserve the right to refuse a telephone redemption request if it believes it is advisable to do so. The Funds and USBFS may modify or terminate their procedures for telephone redemptions at any time.  Neither the Funds nor USBFS will be liable for following instructions for telephone redemption transactions that they reasonably believe to be genuine, provided they use reasonable procedures to confirm the genuineness of the telephone instructions.  They may be liable for unauthorized transactions if they fail to follow such procedures. These procedures include requiring some form of personal identification prior to acting upon the telephone instructions and recording all telephone calls.  During periods of substantial economic or market change, you may find telephone redemptions difficult to implement.  If a shareholder cannot contact USBFS by telephone, he or she should make a redemption request in writing in the manner described earlier.

●  USBFS currently charges a fee of $15 when transferring redemption proceeds to your designated bank account by wire.

●  If your account balance falls below $500 (for any reason), you will be given 60 days to make additional investments so that your account balance is $500 or more.  If you do not, the Funds may close your account and mail the redemption proceeds to you.

●  While the Funds generally pay redemption requests in cash, the Funds reserve the right to pay redemption requests “in kind.”  This means that the Funds may pay redemption requests entirely or partially with liquid securities rather than with cash.  Shareholders who receive a redemption “in kind” may incur costs to dispose of such securities.

Frequent Purchases and Redemptions of Fund Shares

Frequent purchases and redemptions of a Fund’s shares may harm Fund shareholders by interfering with the efficient management of a Fund’s portfolio, increasing brokerage and administrative costs and potentially diluting the value of its shares.  Accordingly, the Board of Trustees discourages frequent repurchases and redemptions of shares of the Funds by:
●  Reserving the right to reject any purchase order for any reason or no reason, including purchase orders from potential investors that the Funds believe might engage in frequent purchases and redemptions of Fund shares.

●  Imposing a 2.00% redemption fee on redemptions that occur within 30 days of the share purchase.  The 2.00% redemption fee does not apply to exchanges between Funds except in the case of an exchange into the First American money market fund.  In addition the redemption fee will not apply to:  (a) shares purchased through reinvested distributions (dividends and capital gains); (b) shares held in employer-sponsored retirement plans, such as 401(k) plans, but will apply to IRA accounts; or (c) through systematic programs such as the system withdrawal plan, automatic investment plan, and systematic exchange plans.The Funds rely on intermediaries to determine when a redemption occurs within 30 days of purchase.  The right to reject an order applies to any order, including an order placed from an omnibus account or a retirement plan.  Although the Funds have taken steps to discourage frequent purchases and redemption of Fund shares, it cannot guarantee that such trading will not occur.

EXCHANGING SHARES

Shares of each of the Funds may be exchanged for shares of another Fund at their relative NAVs.  You may have a taxable gain or loss as a result of an exchange because the Internal Revenue Code treats an exchange as a sale of shares.

You may also exchange your shares to and from the First American Prime Obligations Fund (the “First American Fund”), subject to a 2% redemption fee on redemptions of Fund shares that occur within 30 days of purchase, if applicable.  Although the First American Fund is not affiliated with the Adviser the exchange privilege is a convenient way for you to purchase shares in a money market fund in order to respond to changes in your goals or market conditions.  Before exchanging into the First American Fund, you should read its prospectus.  To obtain the First American Fund’s prospectus and the necessary exchange authorization forms, call the Funds’ Transfer Agent.  This exchange privilege does not constitute an offering or recommendation on the part of the Funds or the Adviser of an investment in the First American Fund.

How to Exchange Shares

1. Read this Prospectus carefully.

2. Determine the number of shares or dollars you want to exchange.  Please keep in mind that if you elected the telephone exchange privilege on your account application, your telephone exchange is subject to a $100 minimum.  If you are exchanging into the First American money market fund, the minimum exchange amount to a new account is $2,500.

3. Write to Intrepid Capital Management Funds Trust, c/o U.S. Bancorp Fund Services, LLC, 3rd Floor, P.O. Box 701, Milwaukee, WI  53201-0701 or call USBFS at 1-866-996-FUND.  USBFS charges a $5.00 fee for each telephone exchange.  There is no charge for a written exchange.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Each of the Intrepid Capital Fund and the Intrepid Income Fund distributes substantially all of its net investment income quarterly and each of the Intrepid Small Cap Fund and the Intrepid All Cap Fund distributes substantially all of its net investment income annually.  Each of the  Funds distributes substantially all of its capital gains annually. You have four distribution options:

●  Automatic Reinvestment Option:  Both dividend and capital gains distributions will be reinvested in additional Fund shares.

●  All Cash Option:  Both dividend and capital gains distributions will be paid in cash.

●  Reinvest all dividend distributions and receive capital gain distributions in cash.

●  Reinvest all capital gain distributions and receive dividend distributions in cash.

If you elect to receive distributions in cash and the U.S. Postal Service cannot deliver your check, or if a check remains uncashed for six months, the Funds reserve the right to reinvest the distribution check in your account at that Fund’s then current NAV and to reinvest all subsequent distributions.

You may make this election on the New Account Application. You may change your election by writing to U.S. Bancorp Fund Services, LLC or by calling 1-866-996-FUND.

Each Fund’s distributions, whether received in cash or additional shares of the Fund, may be subject to federal and state income tax. These distributions may be taxed as ordinary income, dividend income and capital gains (which may be taxed at different rates depending on the length of time the Fund holds the assets generating the capital gains).  You may have a taxable gain or loss as a result of exchanges between the Funds because the Internal Revenue Code treats an exchange as a sale of shares.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance for the Intrepid Capital Fund, the Intrepid Small Cap Fund, the Intrepid Income Fund and the Intrepid All Cap Fund for the period of each Fund’s operations.  Certain information reflects financial results for a single Fund share.  The total return in the table represents the rate an investor would have earned (or lost) on an investment in the Funds (assuming reinvestment of all dividends and distributions).  This information has been audited by Deloitte & Touche LLP, whose report, along with each Fund’s Financial Statements, is included in the Annual Report to shareholders, which is available upon request.

Intrepid Capital Fund
	Year Ended September 30,			January 3, 2005(1) through September 30,
	2008	2007	2006	2005
NET ASSET VALUE:
Beginning of period	$10.55	$10.18	$ 9.76	$10.00
OPERATIONS:
Net investment income(2)	0.18	0.47	0.19	0.07
Net realized and unrealized gain (loss) on investment securities	(0.30)	0.55	0.52	(0.24)(4)
Total from operations	(0.12)	1.02	0.71	(0.17)
LESS DISTRIBUTIONS:
From net investment income	(0.18)	(0.47)	(0.19)	(0.07)
From net realized gains	(0.58)	(0.18)	(0.10)	0.00
Total distributions	(0.76)	(0.65)	(0.29)	(0.07)
NET ASSET VALUE:
End of period	$9.67	$10.55	$10.18	$9.76
Total return	(1.41)%	10.10%	7.34%	(1.74)%(5)
Net assets at end of period (000s omitted)	$36,498	$33,482	$27,845	$26,586
RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before expense reimbursement/(recapture	1.79%	1.95%	2.08%	3.08%(6)
After expense reimbursement/(recapture	1.95%	1.95%(3)	1.95%	1.95%(6)
RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS:
Before expense reimbursement/recapture	1.95%	4.35%	1.76%	0.35%(6)
After expense reimbursement/recapture	1.79%	4.35%(3)	1.89%	1.48%(6)
Portfolio turnover rate	86%	40%	24%	25%

(1) Commencement of Operations.
(2) Net investment income per share is calculated using the ending balances prior to consideration or adjustment for permanent book-to-tax differences.
(3) The recouped amount is less than .01%.
(4) The amount shown may not correlate with aggregate gains and losses of portfolio securities due to the timing of subscriptions and redemptions of Fund shares.
(5) Not annualized.
(6) Annualized.

Intrepid Small Cap Fund
	Year Ended September 30,		October 3, 2005(1) through September 30,
	2008	2007	2006
NET ASSET VALUE:
Beginning of period	$12.04	$10.37	$10.00
OPERATIONS:
Net investment income(2)	0.04	0.14	0.14
Net realized and unrealized gain on investment securities	0.07	1.57	0.37
Total from operations	0.11	1.71	0.51
LESS DISTRIBUTIONS:
From net investment income	(0.11)	(0.04)	(0.14)
From net realized gains	(0.44)	0.00	0.00
Total distributions	(0.55)	(0.04)	(0.14)
NET ASSET VALUE:
End of period	$11.60	$12.04	$10.37
Total return	0.74%	16.46%	5.14%(3)
Net assets at end of period (000s omitted)	$20,494	$5,387	$1,993
RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before expense reimbursement	2.28%	4.80%	7.88%(4)
After expense reimbursement	1.95%	1.95%	1.95%(4)
RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS:
Before expense reimbursement	0.24%	(1.27)%	(4.12)%(4)
After expense reimbursement	0.57%	1.58%	1.81%(4)
Portfolio turnover rate	159%	126%	22%

(1) Commencement of Operations.
(2) Net investment income per share is calculated using the ending balances prior to consideration or adjustment for permanent book-to-tax differences.
(3) Not annualized.
(4) Annualized.

Intrepid Income Fund
	Year Ended September 30, 2008	July 2, 2007 (1) through September 30, 2007
NET ASSET VALUE:
Beginning of period	$9.94	$10.00
OPERATIONS:
Net investment income(2)	0.46	0.13
Net realized and unrealized loss on investment securities	(0.51)	(0.06)
Total from operations	(0.05)	0.07
LESS DISTRIBUTIONS:
From net investment income	(0.46)	(0.13)
From net realized gains	0.00(5)	0.00
Total distributions	(0.46)	(0.13)
NET ASSET VALUE:
End of period	$9.43	$9.94
Total return	(0.55)%	0.67%(3)
Net assets at end of period (000s omitted)	$28,743	$21,872
RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before expense reimbursement	1.61%	2.19%(4)
After expense reimbursement	1.25%	1.25%(4)
RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS:
Before expense reimbursement	4.62%	4.51%(4)
After expense reimbursement	4.98%	5.45%(4)
Portfolio turnover rate	44%	12%

(1) Commencement of Operations.
(2) Net investment income per share is calculated using the ending balances prior to consideration or adjustment for permanent book-to-tax differences.
(3) Not annualized.
(4) Annualized.
(5) The amount represents less than $0.01 per share.

Intrepid All Cap  Fund
October 31, 2007(1) through September 30, 2008
NET ASSET VALUE:
Beginning of period	$10.00
OPERATIONS:
Net investment income(2)	0.02
Net realized and unrealized loss on investment securities	(1.27)
Total from operations	(1.25)
LESS DISTRIBUTIONS:
From net investment income	(0.01)
Total distributions	(0.01)
NET ASSET VALUE:
End of period	$8.74
Total return	(12.50)%(3)
Net assets at end of period (000s omitted)	$6,250
RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before expense reimbursement	2.99%(4)
After expense reimbursement	1.95%(4)
RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS:
Before expense reimbursement	(0.80)%(4)
After expense reimbursement	0.24%(4)
Portfolio turnover rate	85%

(1) Commencement of Operations.
(2) Net investment income per share is calculated using the ending balances prior to consideration or adjustment for permanent book-to-tax differences.
(3) Not annualized.
(4) Annualized.

PRIVACY POLICY

Intrepid Capital Management Funds Trust

   We collect the following nonpublic personal information about you:

   ●  Information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income and date of birth; and

   ●  Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payment history parties to transactions, cost basis information, and other financial information.

    We do not disclose any nonpublic personal information about our current or former shareholders to nonaffiliated third parties, except as permitted by law. For example, we are permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions. Furthermore, we restrict access to your nonpublic personal information to those persons who require such information to provide products or services to you. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

Not a part of the Prospectus.

         To learn more about the Intrepid Capital Fund, the Intrepid Small Cap Fund, the Intrepid Income Fund and the Intrepid All Cap Fund and their investment policies, you may want to read the Funds’ Statement of Additional Information (“SAI”).  The Funds’ SAI is incorporated by reference into the Prospectus.  This means that the contents of the SAI is legally a part of the Prospectus.

Additional information about the Funds’ investments is available in the Fund’s annual and semi-annual reports to shareholders.  In the Funds’ annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year.  The SAI and the annual and semi-annual reports are all available to shareholders and prospective investors upon request without charge, simply by callinge1-866-996-FUND or visiting the Funds’ website at www.intrepidcapitalfunds.com.

Prospective investors and shareholders who have questions about the Funds may also call the above number or write to the following address:

Intrepid Capital Management Funds Trust
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI  53201-0701

The general public can review and copy information about the Funds (including the SAI) at the Securities and Exchange Commission’s (“SEC”) Public Reference Room in Washington, D.C. (Please call 1-202-551-8090 for information on the operations of the Public Reference Room.) Reports and other information about the Funds is also available on the EDGAR Database on the SEC’s Internet website at http://www.sec.gov.  Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to:

Public Reference Section
Securities and Exchange Commission
Washington, D.C. 20549-0213
SEC File No. 811-21625